Intangible Assets - Schedule of Intangible Assets, Net (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Schedule of Intangible Assets, Net [Abstract]
Software	[1]	$ 706,924
Other intangible assets		350,336	373,418
Less: Accumulated amortization		(467,672)	(189,531)
Total intangible assets, net		$ 589,588	$ 183,887

[1]	In 2024, the Group acquired an AI-Powered optimization platform to increase ridership and reduce operational costs. The transaction was classified as an asset acquisition under ASC 805, as the majority of the fair value of the acquired gross assets was concentrated in a single identifiable asset.